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                                  United States
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 January 25, 2002
                              ---------------------
                  Date of Report (Date of earliest event reported)

                        Commission File Number: 0-25891


                             MARKETCENTRAL.NET CORP
              -----------------------------------------------------
            (Exact  Name  of  Registrant as Specified in its Charter)



               Texas                                      76-0270330
             ----------                                   ------------
(State or other Jurisdiction of  Incorporation)          (I.R.S. Employer
                                                       Identification  No.)

6401 South Boston Street, Englewood, CO                     80111
(Address of principal executive offices)                  (Zip Code)


Registrant's  telephone  number,  including  area  code:     (720)  489-1315

Securities  registered  pursuant  to  Section  12(b)  of  the  Act:     None

Securities  registered  pursuant  to  Section  12(g)  of  the  Act: Common Stock

ITEM  4.  CHANGE  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANTS

On January 25, 2002 the Company dismissed Rogoff & Company, located in New York, as the Company's principal accountant and engaged AJ. Robbins, P.C., as its principal independent accountant to audit the financial statements of the Company for the year ended December 31, 2001.

The reports of Rogoff & Company on the Company's financial statements for the years ended December 31, 1999 and 2000 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The decision to change accountants was approved by the Company's Board of Directors on January 25, 2002. The Board of Directors determined that the Company's auditing needs could be handled by AJ. Robbins, P.C., as efficiently and more economically compared to the former accounting firm.

During the years ended December 31, 1999 and 2000, there were no disagreements with Rogoff & Company on any matter of accounting principles or practices, financial statement, disclosures or audit scope or procedure, which disagreements if not resolved to the satisfaction of Rogoff & Company would have caused them to make reference thereto in their reports on the financial statements for such periods.

The Company has requested that Rogoff & Company furnish a letter addressed to the Commission stating whether it agrees with the above statements.


                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

                                           MARKETCENTRAL.NET,  CORP.

Dated:  January 30, 2002
                                     By:   /s/  Paul  Taylor
                                           -------------------
                                           Paul  Taylor
                                           Chairman,  Chief Executive Officer
                                           and  Director


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EXHIBIT 1


                          [Rogoff & Company Letterhead]
                        ---------------------------------



                                February 1, 2002



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

  We have read Item 4 of the Form 8-K dated January 30, 2002 of
MarketCentral.Net Corp., and are in agreement with the statements contained in it.


                                   Sincerely,

                              /s/ Rogoff & Company, PC
                              -------------------------
                                  Rogoff & Company, PC